Credit Facility Agreement

No. 5301830E10113001

Party A: CER Energy Recovery (Yangzhou) Co., Ltd.

Business certification No.:321000400017579

Legal Representative: Qinghuan Wu

Address: Room 101, Building Xiwu, Automobile Industrial Park, Yizheng, Yangzhou, China

Zip code: 211400

Opening institution and Account No.: Bank of China, Yizheng operation department 53018308091001

Telephone No.: 0514-83442902

Fax: 0514-83442903

Party B: Bank of China, Yizheng Branch

Legal Representative: Aihong Liu

Address: No 1, Gongnong North Road, Yizheng, Yanghzou, China

Zip code: 211400

Telephone No.: 0514-83441926

Fax: 0514-83410042

To develop friendly cooperation relationship, based on free will, equality, mutual benefit and honesty, Party A and Party B, following adequate consultation, agree as following.

Article 1 Scope of Business

Party B provides Party A with the credit facility under this Agreement. Subject to the provisions of this agreement and related individual agreements, Party A shall apply for revolving, flexible or one-time use of the credit facility. The credit facility shall be used for RMB short-term loan, foreign currency short-term loan, trade financing, guarantee, and funding or other credit businesses. (Called “individual credit business”)

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The trade financing specified in this Agreement includes oversea L/C, domestic L/C, imported bills purchase, delivery against guarantee, package loan, exported bills purchase, discount under the forward L/C, buyer’s bill purchase under domestic L/C, seller’s bills purchase under domestic L/C, domestic L/C negotiation and other international or domestic trade financing business.

The guarantee specified in this Agreement includes setting up guarantee, backup L/C or other international or domestic guarantee business.

Article 2 Currency and Limit Amount of the Credit Facility

Party B agrees to provide Party A with the credit facility as follows:

Currency: RMB

Limit Amount: RMB 30,000,000

Details: The credit facility is limited to RMB 30,000,000, which including the short-term working capital loan of RMB 30,000,000.

Article 3 Purpose of the Credit Facility

3.1 During the term of the credit facility, Party A shall use the facility within the scope of individual credit business agreed by this Agreement. Party A shall make revolving use of the credit facility as short-term working capital loan.

If Party A needs to use the facility stipulated in article 1 in a flexible manner, written application should be sent to Party B. Party B shall send written notice to Party A if Party B accepts the application and decides how to make flexible use of the facility.

3.2 Until the date that this Agreement takes effective, the credit facility of Party A based on all the other credit facility agreements, related agreements or individual agreements signed before, are all deemed as the credit facility provided under this Agreement.

Besides, the credit balance used is deemed as the credit balance used under this Agreement.

3.3 Unless otherwise agreed, the following businesses do not utilize the credit facility:

3.3.1 Exported bills purchase with consistent documentation.

3.3.2 Exported L/C which is accepted, confirmed payment, or guarantee to pay by the issuing bank or the payment bank that is accepted by Party B; or the bills purchase or financing under the domestic L/C

3.3.3 Party A can provide the deposit, the national debt, the documentation from Party B, or the bank acceptance, guarantee, backup L/C accepted by Party B, which do not utilize the credit facility.

3.3.4 Other businesses agreed by both Parties with written consent.

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Although the businesses mentioned above do not utilize the credit facility, the agreements on these businesses are still the agreements on the individual credit business stipulated under this agreement. These agreements shall constitute integral part of this Agreement and restricted by this Agreement, except any other provisions stipulated in these agreements.

Article 4 Individual Credit Business Subordinate to the Credit Facility

If Party A applies for the individual credit business subordinate to this Agreement, related application form and the agreement with Party B on the individual credit business should be sent to Party B.

Article 5 Term of the Credit Facility

The credit facility stipulated in article 2 can be used from the date that the Agreement takes effect to November 24, 2013.

When the term of the credit facility expires, Party B shall extend the term of credit facility base on the mutual negotiation and final consent. Written supplementary agreement should be signed to confirm the limit amount and term of the new credit facility. The supplementary agreement shall constitute integral part of this Agreement and has equal legal effect as this Agreement. The provisions of this Agreement are applicable to the supplementary agreement if there is no specific stipulation for some terms in the supplementary agreement.

The expiration of the term of the credit facility does not affect the legal effect of this Agreement and shall not be the reason of termination of this Agreement. Both Parties shall implement this Agreement and the agreement of the individual credit business until the rights and obligations under these agreements are accomplished.

If the term of the credit facility covers two or more than two credit years, Party B and its superior bank shall have a review over the credit facility every year according to the internal credit management stipulation of Party B. When Party B or its superior management authority reduces the limit amount of the credit facility in the new credit year, or asks for more strict credit issuing and management requirements, if Party A cannot meet the requirements when applying for any new credit business, Party B’s providing credit facility to Party A base on the original credit issuing and management requirements shall constitute default or overreaching its authority. In that case, Party B has the right to cancel all or part of the limit amount of the facility. Party A shall not object on that.

Article 6 Conditions of Individual Credit Business

Followings are the conditions of making individual credit business:

6.1 Party B has reserved the related files of Party A, the documents, the stamp, the relevant personnel list, and the signature specimen and filled in relevant voucher.

6.2 Party A has opened a bank account for making individual credit business.

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6.3 Party A has provided security as required by this Agreement and the agreement of the individual credit business.

6.4 Other conditions stipulated by the agreement of the individual credit business.

6.5 Other conditions required by Party B.

Article 7 Guaranty

Both Parties agree to adopt the following guaranties for the Party A’s debt to Party B under this Agreement and the agreement of the individual credit business.

7.1 The maximum guarantee

7.1.1 The maximum guarantee contract among CER Energy Recovery (Shanghai) Co., Ltd., Shanghai Hai Lu Kun Lun Hi-tech Engineering Co., Ltd., the Yizheng Automobile Industrial Park Investment and Development Co., Ltd and Party B provides Party A with a maximum guarantee for the performance of its obligations hereunder.

7.1.2 The maximum guarantee contract between Mr. and Mrs. Qinghuan Wu and Party B provide Party A with a maximum guarantee for the performance of its obligations hereunder.

7.2 The maximum pledge

The maximum pledge contract between Party A and Party B provides Party A with a maximum pledge for the performance of its obligations hereunder.

If there occurs any events that may affect Party A or the guarantor’s ability to implement the contracts, or the guarantee contracts are ineffective, revoked, or Party A or the guarantor is in worse financial condition, material litigation or arbitration, or the guarantor breaches the guarantee contract or other contracts with Party B, or the security is impaired, damaged, missed or seized, which may lead to the decrease in the value of guaranty, Party B has the right to ask Party A for new guaranty, or to change new guarantor, to guarantee for the performance of Party A’s obligations hereunder.

Article 8 Representations and warranties

8.1 Representations of Party A.

8.1.1 Party A is legally registered and is in legal continuous operation. Party A has all the actions and civil abilities to sign and implement this Agreement.

8.1.2 All the terms under this Agreement and the agreement of the individual credit business reflect the real agreement from Party A. Party A has signed and implemented this Agreement and the agreement of the individual credit business with legal and effective authorization according to the company’s article of association and other internal management documents, without breach of any other agreements, contracts or laws. Party A has registered or backup all the approval for signing or implementing the Agreement and the agreement of the individual credit business.

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8.1.3 All documents, financial statements, vouchers and other information provided by Party A to Party B under this Agreement and the agreement of the individual credit business are true, accurate, complete and effective

8.1.4 The business background of Party A is true, legal and not for illegal purposes such as money-laundry.

8.1.5 Party A does not conceal any events of itself and the guarantor that may affect the financial condition or ability to implement the Agreement.

8.2 Warranties of Party A.

8.2.1 Party A guarantees to periodically submit its financial statements to (including but not limited to annual, quarterly and monthly report) to Party B.

8.2.2 Party A guarantees to accept and actively cooperate with the Lender's check and supervision on its credit standing, production and operation and financial activities.

8.2.3 If Party A has signed any counter-guaranty agreement or similar agreements, the agreements shall not prejudice any rights of Party B under this Agreement.

8.2.4 Timely notice should be sent to Party B if Party A will experience the change of operational mode including but not limited to merger, division, jointly operation, cooperation with foreign investors, contracting, reconstruction, reorganization, IPO plan, decrease of registered capital, transfer of significant assets and stock, undertaking significant debt, setting up new debt on the security, or the security is subject to seizure, or Party A is dissolved, revoked, applying for or applied for bankruptcy, or Party A is involved in any material economic dispute, litigation or arbitration, or other events that may cause an adverse impact on Party A’s or the guarantor’s financial condition or ability to implement the Agreement.

8.2.5 Party A undertakes not to distribute any dividend or profit in any form during the term of the credit facility.

8.2.6 Any issue that is not covered by this Agreement shall be governed by the related stipulation and business practice of Party B.

Article 9 Disclosures of Related Party Transactions

Party A is not the group client as defined in the Credit Financing Risk Management Instruction of Commercial Bank’s Group Client.

Article 10 Default and Treatment

10.1 Party A will be in default upon occurrence of any of the following events:

10.1.1 Party A does not repay the loan according to this Agreement and the agreement of the individual credit business;

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10.1.2 Party A does not use the fund from the credit facility within the scope of agreed purpose;

10.1.3 Any of Party A’s representations and warranties is false or Party A breaks any promise made in this Agreement and the agreement of the individual credit business;

10.1.4 There occur any of the events described in article 8.2.4 when Party B doubts the financial condition and ability of Party A or its guarantor to implement the this Agreement. Party A does not provide Party B with new security or change the guarantor;

10.1.5 Party A is under termination of operation, dissolution, suspension of business, or it has applied or been applied for bankruptcy;

10.1.6 Party A breaches other agreements regarding the rights and obligations under this Agreement and the agreement of the individual credit business,

10.1.7 There occurs breach of other contracts between Party A and Lender or other institution of Bank of China Co., Ltd.

10.1.8 The guarantor breach the guaranty contract signed or there occurs breach of other contracts between the guarantor and Lender or other institution of Bank of China Co., Ltd.

10.2 If Party A is in default, Party B may take any one or more of the following steps according to specific situation:

10.2.1 Party B may require Party A or its guarantor to remedy its default within a designated period;

10.2.2 Party B may reduce all or part of the credit line, cease, cancel or terminate the credit financing to Party A;

10.2.3 Party B may cease or terminate the acceptation of other business applications under this Agreement and the agreement of the individual credit business or other agreements between Party A and Party B. Party B may cease or cancel all or part of the loan which Party A has not made drawdown or the trade financing or guarantee which has not been conducted, and terminate the advance, payment and conduction.

10.2.4 Party B may declare full or part accelerated maturity of the loan, the trade financing, the principle and interest under the guarantee and other payables under this Agreement and the agreement of the individual credit business, or other agreements between both Parties.

10.2.5 Terminate or dissolve this Agreement, and terminate or dissolve all or part of the agreements of the individual credit business and other agreements between both Parties.

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10.2.6 Ask Party A to compensate for the losses from the breach of agreement.

10.2.7 Party B may deduct relevant amount from all accounts opened by Party A with Party B or any other institutions of Bank of China to set off such debt. The undue amount is deemed as accelerated maturity. If the currency of deducted amount is different from that of the loan hereunder, the amount will be converted in accordance with applicable exchange rate published by Party B on the date of such deduction.

10.2.8 Exertion of the right of real security.

10.2.9 Ask the guarantor to exert guaranty.

10.2.10 Other necessary and possible steps.

Article 11 Reservation of Rights

To both Parties, failure to exercise or partial exercise of any of its rights hereunder will not constitute waiver of or amendment to such right or any other right; failure to ask the other party to undertake or partial undertake of any of its responsibilities hereunder will also be not waiver or amendment to such responsibility or any other responsibility.

To both Parties, any grace or delay in exercise of any of its rights hereunder will not affect the rights deserved according to this Agreement and the agreement of the individual credit business, laws and stipulations and will not constitute waiver of such right or any other right.

Article 12 Change, Amendment and Termination

Any amendment to this Agreement shall be agreed by the Parties and made in writing. Amended clauses or amendment agreement shall constitute an integral part of this Agreement.

Unless there is any stipulation by law or agreement by both Parties, this Agreement and the agreement of the individual credit business shall end upon the date when all of Party A's obligations hereunder are fully performed.

Unless there is any stipulation by law or agreement by both Parties, the ineffectiveness of any term under this Agreement shall not affect the legal impact of the others.

Article 13 Governing Law and Dispute Resolution

Unless otherwise agreed, the Agreement shall be governed by the law of the People's Republic of China.

Unless otherwise agreed, all disputes and controversies arising from or in connection with this Agreement and the agreement of the individual credit business shall be solved by both Parties through consultations, failing which, be solved by the means agreed hereunder. Either party may submit the dispute to a court in the place where Party B or other institution of Bank of China Co., Ltd. is located to start litigation. During the proceedings, other terms of this Agreement and the agreement of the individual credit business shall continue to be implemented if the dispute does not affect other terms.

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Article 14 Expenses

Except the expenses stipulated by law or agreed by both Parties, other expenses (including the lawyer agent fee) arising from the agreement signing, implementation and dispute settlement are afforded by Party A.

Article 15 Appendix

The following appendices and the agreement of the individual credit business as confirmed by both Parties shall constitute integral part of this Agreement and have equal legal effect as this Agreement.

Article 16 Other Terms

16.1 Party A may not transfer any of its rights and obligations hereunder to a third party, without consent of Party B.

16.2 Party A acknowledges that Party B may, based on business requirements, authorize another institution of Bank of China to perform the rights and obligations hereunder. The institution of Bank of China that is the transferee of the rights and obligations of Party B may in its own name initiate litigation or arbitration or apply for enforcement in relation to the dispute hereunder.

16.3 With no impact on the other stipulations under this Agreement and the agreement of the individual credit business, this Agreement shall be legally binding upon both Parties, the successor and the assignee,.

16.4 Unless otherwise agreed, the address of each party as stated in this Agreement will be its address for communication and contact. If the contact address or other contact information of a party changes, such party shall promptly notify the other party of such change in writing.

16.6 The headings and the transaction names are for reference only, and do not constitute any interpretation of the terms and rights and obligations under this Agreement.

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Article 17 Agreement Effectiveness

The Agreement takes into effect since the date it’s signed and chopped by the legal representatives or the authorized representatives of both Party A and Party B.

The Agreement is made in seven duplicates with the equal legal effect. Both Parties, the registration authority and the guarantor shall hold one.

Party A: CER Energy Recovery (Yangzhou) Co., Ltd. (Seal)	Party B: Bank of China, Yizheng Branch (Seal)

Legal Representative: Qinghuan Wu	Legal Representative: Aihong Liu

(Or duly authorized representative)	(Or duly authorized representative)

Date: December 9, 2010	Date: December 9, 2010

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